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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

 Date of Report (Date of earliest event reported):  January 25, 2000



                     MMI Companies, Inc.
   (Exact name of registrant as specified in its charter)

              Commission file number:  1-11920


     Delaware                                36-3263253
(State or other jurisdiction              (IRS Employer
incorporation or organization)          Identification No.)


     540 Lake Cook Road, Deerfield, Illinois  60015-5290
          (Address of principal executive offices)


                       (847) 940-7550
    (Registrant's telephone number, including area code)

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Item 5. Other Events

      Filed as an exhibit is a press release of the registrant dated January 25, 2000 relating to expected fourth quarter reserve strengthening charge of $65 million.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit 99.  Press Release of the registrant dated
          January 25, 2000.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MMI Companies, Inc.
                              (Registrant)


Date: January  25, 2000       /s/B. Frederick Becker
                              B. Frederick Becker
                              Chairman and Chief Executive Officer




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